UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2008

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 15 and 17, 2008, Messr. Hesse and Ms. Walker, respectively, entered into amended and restated employment agreements with Sprint Nextel Corporation (“Sprint Nextel”). The main purpose of the revisions to the employment agreements is to bring them into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The effective date of the employment agreement restatements is prospective as of December 31, 2008.

Changes to the employment agreements include:

•	Added provisions or amended existing provisions to coordinate payment under the employment agreement with the Sprint Nextel Change in Control Severance Plan.

•	Incorporated payment timing provisions referring to the release consideration and revocation period to specify a Section 409A compliant payment date.

In general, documentary changes required by Section 409A that are in the employment agreements include:

•	A provision for the six-month delay of payments of deferred compensation as a result of a Separation from Service for “specified employees.”

•	Specification of Section 409A compliant payment triggering events and payment dates (including a definition of Separation from Service).

o	The restatements provide that Separation from Service, and thus payment under them, is triggered if a participant is no longer employed by any entity of which Sprint owns 50%, or less depending on the existence of legitimate business criteria. This is the lowest threshold of common control for this definition permitted by Section 409A and different than that used for the previously restated plans in order to provide the most flexibility to the Company under employment agreements.

•

Section 409A “boilerplate” provisions that provide compensation under the plans is intended to be 409A compliant, time and form of payment is made in accordance with the provisions of Section 409A, and payments may not be accelerated except as otherwise permitted by Section 409A.

A copy of the amended and restated employment agreements for Messr. Hesse and Ms. Walker is attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement between Daniel R. Hesse and Sprint Nextel Corporation, effective as of December 31, 2008

10.2	Amended and Restated Employment Agreement between Kathryn A. Walker and Sprint Nextel Corporation, effective as of December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: December 19, 2008	By:	/s/ Timothy O’Grady
Timothy O’Grady Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

10.1	Amended and Restated Employment Agreement between Daniel R. Hesse and Sprint Nextel Corporation, effective as of December 31, 2008

10.2	Amended and Restated Employment Agreement between Kathryn A. Walker and Sprint Nextel Corporation, effective as of December 31, 2008